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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   Form 8-K/A
                                (Amendment No. 1)





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001
                                                          --------------

                          UNIVERSAL DISPLAY CORPORATION
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             (Exact names of registrant as specified in its charter)


    Pensylvania                      1-12031                      23-2372688
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   (State or other                  (Commission                 (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
    incorporation)

          375 Phillips Boulevard,
                 Ewing, NJ                                           08618
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    (Address of principal executive offices)                        Zip Code

           Registrant's telephone, including area code: (609) 671-0980

                                 Not Applicable
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


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                                EXPLANATORY NOTE
                                ----------------

         This Report is being filed to make certain clarifications and to add an exhibit to the report filed on March 19, 2001. There have been no changes to
Exhibit 99.1 hereto.


ITEM 5.  Other Events.

         The Registrant is filing as Exhibit 99.1 to this Report, the Consolidated Financial Statements of the Registrant and Subsidiary, and notes thereto, for the year ended December 31, 2000, together with the report thereon, dated March 1, 2001, of Arthur Andersen LLP, the Registrant's Independent Public Accountants.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

         23.1  Consent of Arthur Andersen LLP

         99.1 Consolidated Financial Statements of the Registrant and Subsidiary for the Year Ended December 31, 2000, and notes thereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNIVERSAL DISPLAY CORPORATION



Dated: March 21, 2001                      By: /s/ Sidney D. Rosenblatt
                                               --------------------------------
                                               Name: Sidney D. Rosenblatt
                                               Title: Chief Financial Officer





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                                INDEX TO EXHIBITS


Exhibit No.           Description
-----------           -----------
    23.1              Consent of Arthur Andersen LLP

    99.1 Consolidated Financial Statements of the Registrant and Subsidiary for the Year Ended December 31, 2000, and notes thereto.